EXHIBIT 32.1

Certification of Periodic Financial Report by the Chief Executive Officer and

Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of OZOP SURGICAL CORP. (the “Company”) for the quarterly period ended June 30, 2019 as filed with the Securities and Exchange Commission (the “Report”), I, Michael Chermak, Chief Executive Officer and I, Barry Hollander, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2019	/s/ Michael Chermak
Michael Chermak Chief Executive Officer

Date: August 19, 2019	/s/ Barry Hollander
Barry Hollander Chief Financial Officer